                                                                    Exhibit 99
                     MONTHLY SERVICERS CERTIFICATE
                      SERVICER:  NATIONSBANK, N.A.
                     NATIONSBANK AUTO TRUST 1995-A

Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995
(as amended and supplemented, the "Pooling and Servicing Agreement") between
NationsBank, N.A., NationsBank of Georgia,N.A. NationsBank of Florida, N.A.,
and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as
"Servicer"); and Chemical Bank (as "Trustee"), the Servicer is required to
prepare certain information each	month regarding distributions to
Certificateholders' and the performance of the Trust.  The information with respect to the applicable Distribution Date and Due Period is set forth below.


Collection Period			                                                   	Jul-97
Determination Date		                                                  		8/8/97
Deposit Date			                                                       	8/14/97
Distribution Date				                                                  8/15/97

Pool Balance on the close of the last day of the preceding
 Collection Period	                                          			404,386,007.19
Less:	Principal Collections	                                   		23,805,209.12
     	Purchase Amount allocable to Principal			                           0.00
    	 Realized Losses 			                                           533,499.46
                                                             -----------------
Pool Balance on the close of the last day of the Collection
 Period 			                                       	             380,047,298.61
                                                              ================
Original Pool Balance				                                     1,066,816,806.33
Pool Factor	                                                      			35.62442%

Class A Certificate Balance
	     Beginning Class A Certificate Balance		                  	392,254,426.98
     	Class A Principal Distribution to Class A Distribution
       Account			                                                23,608,547.32
                                                              ----------------
     	Ending Class A Certificate Balance			                     368,645,879.66
Original Class A Certificate Balance                      				1,034,812,302.14
 Class A Pool Factor 		                                            		35.62442%

Class B Certificate Balance
	     Beginning Class B Certificate Balance			                   12,131,580.21
	     Class B Principal Distribution to Class B Distribution
       Account			                                                   730,161.26
                                                              ----------------
     	Ending Class B Certificate Balance		                      	11,401,418.95
Original Class B Certificate Balance                         				32,004,504.19
 Class B Pool Factor 		                                            		35.62442%

Class A Pass-Through Rate                                          				5.8500%
Class B Pass-Through Rate		                                          		6.0000%

Class A Percentage			                                                	97.0000%
Class B Percentage		                                                 		3.0000%

Available Interest
	     Collections and Liquidation Proceeds allocable to
       interest	                                                		3,667,273.32
     	Recoveries		                                                 	113,811.93
     	Purchase Amount allocable to Interest		                            	0.00
                                                              ----------------
         		Total Interest Collections		                           3,781,085.25
     	Advances for the related Distribution Date		                 	524,163.26
     	Less:  Outstanding Advances to be reimbursed               			650,917.34
                                                              ----------------
         		Total Available Interest	                             	3,654,331.17

Available Principal
	     Collections and Liquidation Proceeds allocable to
       Principal		                                              	23,805,209.12
     	Purchase Amount allocable to Principal		                           	0.00
                                                              ----------------
         		Total Available Principal	                           	23,805,209.12

Deposit to Certificate Account
	    Available Interest                                        			3,654,331.17
	    Available Principal                                      			23,805,209.12
	    Withdrawal from Reserve Account		                                   	0.00
	    Less:  Basic Servicing Fee to be withheld from
            Collections	                                          		336,988.34
                                                              ----------------
          		Net Deposit to Certificate Account                 		27,122,551.95

Class A Interest Distribution
	     Class A Monthly Interest	                                 		1,912,240.33
	     Class A Interest Carryover Shortfall		                             	0.00
                                                              ----------------
		         Total	                                                	1,912,240.33

Class B Interest Distribution
     	Class B Monthly Interest                                    			60,657.90
	     Class B Interest Carryover Shortfall	                             		0.00
                                                              ----------------
	          Total		                                                   60,657.90

Class A Principal Distribution
	     Class A Monthly Principal		                               	23,608,547.32
	     Class A Principal Carryover Shortfall from the
       preceding Distribution Date			                                     0.00
                                                              ----------------
		         Total                                               		23,608,547.32

Class B Principal Distribution
	     Class B Monthly Principal			                                  730,161.26
	     Class B Principal Carryover Shortfall from the
       preceding Distribution Date			                                     0.00
                                                              ----------------
         		Total	                                                  	730,161.26

Basic Servicing Fee (inc. unpaid amount from prior periods)			     	336,988.34

Distributions to the extent of Available Interest and Available
Reserve Amount	(and Class B Percentage of Available Principal
with respect to Class A Interest Distribution)
     	Unpaid Basic Servicing Fee to Servicer			                     336,988.34
     	Class A Interest Distribution to Class A Distribution
       Account			                                                 1,912,240.33
    	 Class B Interest Distribution to Class B Distribution
       Account		                                                    	60,657.90

Distributions of Available Principal, Remaining Available Interest
and Remaining Available Reserve Amount
     	Class A Principal Distribution to Class A Distribution
       Account			                                                23,608,547.32
     	Class B Principal Distribution to Class B Distribution
       Account	                                                   		730,161.26
	     To Reserve Account up to Specified Reserve Account
       Balance	                                                         		0.00
     	Any Remaining Amounts to Sellers		                           	810,945.14

Specified Reserve Account Balance
	    Greater of:
	    (a) Reserve percentage applicable                                			4.00%
	        Pool Balance on last day of Collection Period
          times reserve percentage applicable			                 15,201,891.94
    	(b) Lesser of: Deposit from Available Interest and
          Available Principal
		        (i)  floor amount stated or		                          13,335,210.08
        		(ii) Pool Balance on last day of Collection Period
		              plus interest through Scheduled Distribution
                Date		                                          506,516,356.61
    	Specified Reserve Account Balance			                        15,201,891.94

Reserve Account
	     Beginning Balance			                                       20,219,300.36
	     Deposit from Available Interest and Available Principal			          0.00
     	Investment Earnings			                                         89,504.09
	     Less: Withdrawal from Reserve Account and deposit to
            Certificate Account to cover:
           		Accrued and unpaid Basic Servicing Fees		                    0.00
           		Amounts to be distributed to Certificateholders'		           0.00
           		Reimb. to Servicer for Outstanding Advances
              associated with Defaulted Accounts                   		31,362.18
     	Less: Withdrawal by Sellers of Excess of Reserve Account
            Balance Over Specified Reserve Account Balance	     		4,986,046.24
     	Less: Withdrawal of Investment Earnings by Servicer			         89,504.09
                                                              ----------------
     	Ending Balance			                                          15,201,891.94
                                                              ================

Available Reserve Account Balance				                            15,201,891.94

Realized Losses			                                                 	533,499.46
Net Loss Ratio (annualized)
     	For the current Collection Period		                               	1.28%
	     For the preceding Collection Period			                             1.58%
	     For the second preceding Collection Period			                      1.44%
Average Net Loss Ratio (Specified Reserve Account Balance
 increases if greater than 1.50%)				                                    1.43%

Delinquency Analysis
	     Number of Loans
		         30 to 59 days past due                                      		1,318
		         60 to 89 days past due 	                                       	238
		         90 or more days past due 		                                     269
                                                              ----------------
		     Total		                                                           1,825

     	Principal Balance
		         30 to 59 days past due 		                             10,947,488.25
		         60 to 89 days past due 		                              2,005,410.32
		         90 or more days past due 		                            2,303,052.88
                                                              ----------------
		     Total		                                                   15,255,951.45

Delinquency Ratio
	     For the current Collection Period                               			1.13%
	     For the preceding Collection Period		                             	1.09%
	     For the second preceding Collection Period                      			1.03%
Average Delinquency Ratio (Specified Reserve Account Balance
increases if greater than 1.25%)				                                     1.08%

Collateral Repossessed and Held by the Trust
	     Number		                                                            	163
	     Principal Balance			                                        1,420,331.79

Weighted Average Computations
	     Weighted Average Coupon		                                     	10.55660%
	     Weighted Average Original Term		                                  	60.38
	     Weighted Average Remaining Term			                                 31.33
